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                               AMENDMENT NO. 14
                                      TO
                          ATLANTIC RICHFIELD COMPANY
                    1985 EXECUTIVE LONG-TERM INCENTIVE PLAN
                         _____________________________

Pursuant to the power of amendment reserved therein, the Atlantic Richfield Company 1985 Executive Long-Term Incentive Plan (the "Plan") is hereby amended, effective immediately, with respect to any Anticipatory Change of Control or Change of Control related to a merger of a subsidiary of BP Amoco p.l.c. with and into Atlantic Richfield Company (the "ARCO BPA Merger"), as follows:

A new Article VI is added to the Plan to read as follows:

                                  "ARTICLE VI
                                ARCO BPA MERGER

Section 1.    Purpose and Application of the Provisions of Article VI

              If the ARCO BPA Merger is consummated prior to the conclusion of any Performance Period, as defined in Article I, Section 2(n) of the Plan relating to any outstanding grants of Contingent Restricted Stock ("CRS"), as defined in Article I, Section 2(h) of the Plan, then, notwithstanding any other provision of the Plan, the following provisions shall apply.

Section 2.    Performance Ranking Measurement

              The ARCO Performance Ranking, as defined in Article I, Section 2(o) of the Plan, will be calculated using each of the following four methods under Subparagraphs (a) through (d) and whichever of the four methods produces the highest Award Multiple, as calculated in the general calculation of the Performance-Based Restricted Stock Payment Schedule, as defined in Article I,
Section 2(q) of the Plan, shall be used to determine the number of shares of Common Stock to be awarded to an Eligible Employee:

              (a) (1) The TSR of ARCO means the sum of the dividends and appreciation or depreciation of the price of a share of Common Stock over the first to occur of (i) the end of the established measurement period for the applicable grant of CRS, and (ii) the date that ARCO Common Stock ceases trading on the New York Stock Exchange (NYSE). If Section 2(a)(1)(ii) is used, the beginning and ending stock price used to calculate the TSR of ARCO shall be the average of the closing price on the ten NYSE trading days prior to the last NYSE trading day of ARCO Common Stock, on the last NYSE trading day of ARCO Common Stock, and on the ten NYSE trading days following the last NYSE trading day of ARCO Common Stock, using the closing price on

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the NYSE of a BP Amoco ADS multiplied by the Exchange Ratio as defined in
Article 1.3.2 of the Agreement and Plan of Merger, dated as of March 31, 1999 among BP Amoco p.l.c., Atlantic Richfield Company and Prairie Holdings, Inc. (the "Exchange Ratio") to determine the price of ARCO Common Stock for the last ten NYSE trading days.

                    (2) The TSR of each member of the Comparison Group, as defined in Article I, Section 2(f) of the Plan ("Comparison Group TSR") means the sum of the dividends and appreciation or depreciation of the price of a share of Common Stock over the same measurement period used for ARCO Common Stock in Subsection (1) above. The beginning and ending stock price used to calculate the TSR of each member of the Comparison Group shall be the average of the closing price on the ten NYSE trading days prior to ARCO's last NYSE trading day, on the last NYSE trading day of ARCO Common Stock and on the ten NYSE trading days following ARCO's last NYSE trading day.

              (b) (1) The TSR of ARCO means the sum of the dividends and appreciation or depreciation of the price of a share of Common Stock over the first to occur of (i) the end of the established measurement period for the applicable grant of CRS, and (ii) the date that ARCO Common Stock ceases trading on the NYSE. If Section 2(b)(1)(ii) is used, the beginning and ending stock price used to calculate the TSR of ARCO shall be the average of the closing price on the ten NYSE trading days prior to ARCO's last NYSE trading day, on the last NYSE trading day of ARCO Common Stock, and on the ten NYSE trading days of ARCO Common Stock following ARCO's last NYSE trading day, using the closing price on the NYSE of a BP Amoco ADS multiplied by the Exchange Ratio to determine the price of ARCO Common Stock for each of the above twenty-one days (the ten days before ARCO's last NYSE trading day, ARCO's last NYSE trading day and the ten days following ARCO's last NYSE trading day).

                    (2) Comparison Group TSR means sum of the dividends and appreciation or depreciation of the price of a share of Common Stock over the same measurement period used for ARCO Common Stock in Subsection (1) above. The beginning and ending stock price used to calculate the TSR of each member of the Comparison Group shall be the average of the closing price on the ten NYSE trading days prior to last NYSE trading day of ARCO Common Stock on the ARCO's NYSE trading day, and on the ten NYSE trading days following ARCO's last NYSE trading day.

              (c) (1) The TSR of ARCO means the sum of the dividends and appreciation or depreciation of the price of a share of Common Stock over the first to occur of (i) the end of the established measurement period, or (ii) the date that ARCO Common Stock ceases trading on the NYSE. If Section 2(c)(1)(ii) is used, the beginning and ending stock price used to calculate the TSR of ARCO shall be the average of the closing price on the twenty NYSE trading days prior to the last NYSE trading day of ARCO Common Stock and on the last NYSE trading day of ARCO Common Stock.

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                    (2)  Comparison Group TSR means sum of the dividends and
appreciation or depreciation of the price of a share of Common Stock over the same measurement period used for ARCO Common Stock in Subsection (1) above. The beginning and ending stock price used to calculate the TSR of each member of the Comparison Group shall be the average of the closing price on the twenty NYSE trading days prior to ARCO's last NYSE trading day, and on the last NYSE trading day of ARCO Common Stock.

              (d) (1) The TSR of ARCO means the sum of the dividends and appreciation or depreciation of the price of a share of Common Stock over the first to occur of (i) the end of the established measurement period, or (ii) the date that ARCO Common Stock ceases trading on the NYSE. If Section 2(d)(1)(ii) is used, the beginning and ending stock price used to calculate the TSR of ARCO shall be the average of the closing price on the twenty NYSE trading days prior to ARCO's last NYSE trading day and on the last NYSE trading day of ARCO Common Stock, using the closing price on the NYSE of a BP Amoco ADS multiplied by the Exchange Ratio to determine the price of ARCO Common Stock for each of the above twenty-one days (the twenty days before ARCO's last trading day and ARCO's last trading day).

                    (2) Comparison Group TSR means sum of the dividends and appreciation or depreciation of the price of a share of Common Stock over the same measurement period used for ARCO Common Stock in Subsection (1) above. The beginning and ending stock price used to calculate the TSR of each member of the Comparison Group shall be the average of the closing price on the twenty NYSE trading days prior to ARCO's last NYSE trading day, and on the last NYSE trading day of ARCO Common Stock.

Section 3.    Comparison Group - ARCO BPA Merger

              Should the merger of Mobil Corporation with Exxon Corporation be consummated prior to the end of a Performance Period for any of the outstanding CRS grants, a new company will not be selected to replace Mobil Corporation. Instead, the actual TSR performance of Mobil Corporation will be used through the day the common stock of Mobil Corporation ceases trading on the NYSE. In addition, for the time period commencing on the date when the common stock of Mobil Corporation ceases trading on the NYSE and ending on the close of an applicable Performance Period, as defined in Article I, Section 2(n) of the Plan, the TSR of Mobil Corporation will be measured by multiplying the price of a share of common stock of Exxon Corporation by the Exchange Ratio in the Merger Agreement between Exxon Corporation and Mobil Corporation in effect as of the completion date of such merger.

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Section 4.    Grant of Performance-Based Restricted Stock - ARCO BPA Merger

              Upon the consummation of the ARCO BPA Merger, only Sections 1, 2 and 3 of this Article VI will be used to calculate the number of shares to be granted for all outstanding CRS grants, and the implementation or actions regarding these or any other provisions of the Plan related to effecting these provisions shall be done without any further approvals, actions or changes.

Section 5.    Exercise of Stock Options

              There shall be no execution of any directions to exercise a Stock Option on the day immediately preceding the date of the ARCO BPA Merger and on the date of the ARCO BPA Merger and any directions to exercise Stock Options which are pending execution on such dates or are received for execution on such dates shall be executed commencing on the first day following the date of the ARCO BPA Merger on which an ADS of BP Amoco is traded on the New York Stock Exchange."

Executed this 10th day of December, 1999.


ATTEST                                 ATLANTIC RICHFIELD COMPANY



BY:  [signed by Armineh Simonian]      BY:    [signed by John H. Kelly]
   --------------------------------       -------------------------------
                                              JOHN H. KELLY
                                              Senior Vice President
                                              Human Resources

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